American Mutual Fund

QUARTERLY REPORT
for the three months ended January 31, 1997

[The American Funds Group (R)]

[cover:  Field of golden poppies]

FELLOW INVESTORS:

For the three months ended January 31, 1997, the value of your investment in American Mutual Fund rose 7.5% if, like most shareholders, you reinvested the per-share dividend of 21 cents and capital gain distribution of $1.61. The unmanaged Standard & Poor's 500 Composite Index, which rose 12.0% over the same period, outpaced the fund by a considerable margin. This was largely a result of the portfolio's current 24% commitment to cash and other fixed-income securities. It was also a reflection of the fundamental differences between the stocks that are included in the index and those in which your fund invests.

American Mutual Fund's investment objectives are to provide current income, capital growth and conservation of principal. In order to help the fund meet these objectives, every stock purchased for the fund's portfolio must pay a dividend. This has kept American Mutual Fund from owning many of the technology stocks that have been fueling the stock market's momentum, especially over the last six months. On the other hand, the fund's investments in dividend-paying stocks have historically helped it hold up much better than the S&P 500 during market declines and have helped it outpace the index over the fund's lifetime.

Almost 77 months have passed without so much as a 10% correction in the S&P 500 - the longest such run in history by more than two years. Although corporate profits remain strong and inflation remains subdued, this kind of sustained market exuberance gives us pause. As a result, we continue to position the fund's portfolio conservatively.

In closing, we'd like to mention that at the fund's Board meeting on February 19, Jon Lovelace stepped down as Chairman of the Board, a position he has held since 1971. We'd like to take this opportunity to thank him for his years of service and outstanding leadership. He will continue to serve as a portfolio counselor and Director of the fund. James Dunton, who has been a portfolio counselor for the fund for 27 years and President of the fund since 1993, was elected Chairman. Robert O'Donnell, who has served nine years as a portfolio counselor for the fund, was elected President of the fund.

We look forward to reporting to you again in three months.

Sincerely,
/s/ James K. Dunton
James K. Dunton
Chairman of the Board

/s/ Robert G. O'Donnell
Robert G. O'Donnell
President

March 7, 1997

PORTFOLIO SUMMARY                   Market Value       Percent of
January 31, 1997                    (Millions)         Net Assets
INVESTMENT MIX
Equity-Type Securities              $6,294.222         76.42%
Bonds and Notes                     322.708            3.92
Cash and Equivalents                1,619.808          19.66
Net Assets                          $8,236.738         100.00%

                                    Market Value       Percent of
                                    (Millions)         Net Assets
FIVE LARGEST INDUSTRY HOLDINGS
Banking                             $1,178.082         14.30%
Energy Sources                      699.263            8.49
Telecommunications                  677.234            8.22
Health & Personal Care              518.673            6.30
Utilities: Electric & Gas           323.589            3.93

                                    Market Value       Percent of
                                    (Millions)         Net Assets
TEN LARGEST INDIVIDUAL HOLDINGS
DuPont                              $231.583           2.81%
Amoco                               217.500            2.64
AT&T                                203.766            2.47
Ameritech                           196.362            2.38
Royal Dutch Petroleum               117.113            1.42
Fleet Financial Group               116.100            1.41
Merck                               113.438            1.38
American Home Products              101.400            1.23
Schering-Plough                     97.178             1.18
Comerica                            97.113             1.18

American Mutual Fund (R) strives for the balanced accomplishment of three objectives - current income, capital growth and conservation of principal - through investments in companies that participate in the growth of the American economy.

THE FIGURES IN THIS REPORT REFLECT PAST RESULTS AND WERE COMPUTED WITHOUT SALES CHARGE. SHARE PRICE AND RETURN WILL VARY, SO YOU MAY LOSE MONEY BY INVESTING IN THE FUND. THE SHORTER THE TIME PERIOD OF YOUR INVESTMENT, THE GREATER THE POSSIBILITY OF LOSS. FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED OR GUARANTEED BY, THE U.S. GOVERNMENT, ANY FINANCIAL INSTITUTION, THE FEDERAL DEPOSIT INSURANCE CORPORATION, OR ANY OTHER AGENCY, ENTITY OR PERSON.

FOR INFORMATION ABOUT YOUR ACCOUNT OR ANY OF THE FUND'S SERVICES, PLEASE CONTACT YOUR FINANCIAL ADVISER OR CALL AMERICAN FUNDS SERVICE COMPANY, TOLL-FREE, AT 800/421-0180.

This report is for the information of shareholder of American Mutual Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund.

Litho in USA SG/GAC/3308
(c) 1997 American Funds Distributors, Inc.
Lit. No. AMF-012-0397
Printed on recycled paper